GERALD STEVENS, INC. and SUBSIDIARIES
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                             --------------                -------------------
FOR THE PERIOD BEGINNING        4/23/01       AND ENDING         5/31/01
                             --------------                -------------------


                                                                                                    CURRENT MONTH
                                                                                                    -------------
                                                                                  CORPORATE             CANADA             ROYERS
                                                                                  ---------             ------             ------

       1        CASH AT BEGINNING OF PERIOD                                      1,799,448.84          315,845.12        172,083.10
       2        RECEIPTS
                      A       Cash Sales                                         4,436,177.02           33,038.90      1,972,539.99
                              Less Cash Refunds                                    (24,224.31)                           (21,120.96)
                                                                           ---------------------------------------------------------
                              Net Cash Sales                                     4,411,952.71           33,038.90      1,951,419.03
                      B       Collections of Postpetition AR (Incl CC)          13,180,007.77          184,588.02        787,629.92
                      C       Collections of Prepetition AR                      4,126,687.00                          1,149,161.99
                      D       Other Receipts                                     2,056,033.00                                  0.00
                                                                           ---------------------------------------------------------
       3        TOTAL RECEIPTS                                                  23,774,680.48          217,626.92      3,888,210.94
                                                                           ---------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                             25,574,129.32          533,472.04      4,060,294.04

       5        DISBURSEMENTS
                      A       US Trustee Quarterly Fees                                     -                                     -
                      B       Net Payroll                                        6,123,710.54           70,780.91      1,216,973.36
                      C       Payroll Taxes Paid                                 2,343,943.74                   -        289,294.14
                      D       Sales and Use Taxes Paid                           1,097,581.61           31,356.89                 -
                      E       Other Taxes Paid                                      59,190.04                   -          1,473.77
                      F       Rent                                               2,357,013.20           12,257.49        105,352.33
                      G       Other Lease Payments                                  28,350.94                   -                 -
                      H       Telephone                                            187,455.23            3,244.00         20,658.72
                      I       Utilities                                            126,565.34            2,995.04         17,318.39
                      J       Travel and Entertainment                             130,122.66                   -          1,554.37
                      K       Vehicle Expense                                      534,996.26            2,444.46         93,856.33
                      L       Office Supplies                                       67,535.61            1,720.73         49,757.00
                      M       Advertising                                        1,144,825.47            3,695.14         54,667.62
                      N       Insurance (Attachment 7)                           2,222,677.47            5,024.44                 -
                      O       Purchases of Fixed Assets                              3,879.45                   -                 -
                      P       Purchases of Inventory                             4,383,604.13           51,415.94        588,390.68
                      Q       Manufacturing Supplies                                43,192.38                   -                 -
                      R       Repairs and Maintenance                               77,944.29            2,101.77         25,381.52
                      S       Other Operating Expenses (Attach List)             4,656,848.82           12,664.13         27,850.14
                                                                           ---------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                        25,589,437.18          199,700.94      2,492,528.37
                                                                           ---------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                        (15,307.86)         333,771.10      1,567,765.67
                                                                           =========================================================


[restubbed table]

                                                                                                 CURRENT MONTH
                                                                                                 -------------
                                                                                NAT. FLORA            AGA              TOTAL
                                                                                ----------            ---              -----
       1        CASH AT BEGINNING OF PERIOD                                       93,826.08         19,166.46       2,400,369.60
       2        RECEIPTS                                                                                                       -
                      A       Cash Sales                                          66,025.37                 -       6,507,781.28
                              Less Cash Refunds                                                             -         (45,345.27)
                                                                           ------------------------------------------------------
                              Net Cash Sales                                      66,025.37                 -       6,462,436.01
                      B       Collections of Postpetition AR (Incl CC)            33,844.01        428,047.68      14,614,117.40
                      C       Collections of Prepetition AR                                                 -       5,275,848.99
                      D       Other Receipts                                                                -       2,056,033.00
                                                                           ------------------------------------------------------
       3        TOTAL RECEIPTS                                                    99,869.38        428,047.68      28,408,435.40
                                                                           ------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                              193,695.46        447,214.14      30,808,805.00

       5        DISBURSEMENTS                                                                                      28,408,435.40
                      A       US Trustee Quarterly Fees                                                                        -
                      B       Net Payroll                                                 -                 -       7,411,464.81
                      C       Payroll Taxes Paid                                          -                 -       2,633,237.88
                      D       Sales and Use Taxes Paid                                    -                 -       1,128,938.50
                      E       Other Taxes Paid                                            -                 -          60,663.81
                      F       Rent                                                24,133.34         17,997.41       2,516,753.77
                      G       Other Lease Payments                                 3,320.14          1,317.10          32,988.18
                      H       Telephone                                            9,154.85            904.89         221,417.69
                      I       Utilities                                              599.30          3,566.98         151,045.05
                      J       Travel and Entertainment                            19,386.71          2,367.26         153,431.00
                      K       Vehicle Expense                                         14.18         14,811.48         646,122.71
                      L       Office Supplies                                      7,536.56          3,413.62         129,963.52
                      M       Advertising                                         31,702.73                 -       1,234,890.96
                      N       Insurance (Attachment 7)                                    -                 -       2,227,701.91
                      O       Purchases of Fixed Assets                            3,746.00          1,781.75           9,407.20
                      P       Purchases of Inventory                                      -      1,668,677.43       6,692,088.18
                      Q       Manufacturing Supplies                                      -                 -          43,192.38
                      R       Repairs and Maintenance                              2,454.49                 -         107,882.07
                      S       Other Operating Expenses (Attach List)              67,002.35          6,742.12       4,771,107.56
                                                                           ------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                         169,050.65      1,721,580.04      30,172,297.18
                                                                           ------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                       24,644.81     (1,274,365.90)        636,507.82
                                                                           ======================================================
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